PRT GROUP INC.
              AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN


1.         Purpose.

            The purpose of the PRT Group Inc. 1996 Stock Incentive Plan (the "Plan") is to align the interests of directors, officers, other employees and consultants of PRT Group Inc., a Delaware corporation ("PRT") and its subsidiaries, now held or hereafter acquired (collectively with PRT, the "Company"), with those of the stockholders of PRT; to attract, motivate and retain the best available executive personnel and key employees of the Company by permitting them to acquire or increase their proprietary interest in PRT; and to reward the performance of individual officers and other employees in fulfilling their personal responsibilities for long-range achievements.

2.         Definitions.

            The following terms, as used herein, shall have the following meanings:

           (a) "Award" shall mean any Option granted pursuant to the Plan.

           (b) "Award Agreement" shall mean any written agreement, contract or other instrument or document between PRT and a Participant evidencing an Award.

           (c)       "Board" shall mean the Board of Directors of PRT.

           (d) "Cause" shall mean (i) the engaging by the Participant in willful misconduct that is materially injurious to the Company, (ii) the embezzlement or misappropriation of funds or property of the Company by the Participant or the conviction of the Participant of a felony
                     or the entrance of a plea of guilty or nolo
                     contendere by the Participant to a felony, or
                     (iii) the willful failure or refusal by the
                     Participant to substantially perform his duties
                     or responsibilities that continues after being brought to the attention of the Participant (other than any such failure resulting from the Participant's incapacity due to disability). For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

           (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

           (f) "Committee" shall mean the committee of the Board comprised of at least two Non-Employee Directors which administers the Plan as provided herein.

           (g) "Common Stock" shall mean the Common Stock, par value $0.001 per share, of PRT.

           (h)       "Company"  shall  have  the  meaning  set  forth  in
                     Section 1 hereof.

           (i)       "Effective Date" shall have the meaning set forth in
                     Section 8(j) hereof.

           (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

           (k) "Fair Market Value" of a share of Common Stock on any date shall be the fair market value of such Common Stock as determined by the Committee in its sole discretion pursuant to such policies as to valuation as may be adopted be the Board; provided, that if the Options granted pursuant to an Award are Incentive
                     Stock Options, the Fair Market Value of a share of Common Stock shall be determined in accordance with Section 422 of the Code;
                     provided, further, that (A) if the Common Stock is admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Common
                     Stock on such exchange on such date or, if none, the next earlier date on which a sale was reported, (B) if the Common Stock is admitted to quotation on the Nasdaq National Market or other comparable quotation system, Fair Market Value on any date shall be the last sale price reported for the Common Stock on such system on such date or, if none, the next earlier date on which a sale was reported, or (C) if the Common Stock is admitted to quotation on the Nasdaq Stock Market, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Common Stock on such system on such date or, if none, the next earlier date on which a sale was reported.

           (l) "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and is designated by the Committee as an Incentive Stock Option.

           (m)       "Initial  Public   Offering"  shall  mean  a  public
                     offering of Common Stock pursuant to a registration statement under the Securities
                     Act.

           (n) "Non-Employee Director" shall mean a member of the Board who is not also an employee of the Company.

           (o) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

           (p) "Option" shall mean the right, granted pursuant to the Plan, of a holder to purchase shares of Common Stock.

           (q) "Participant" shall mean an officer, other employee or consultant of the Company who is, pursuant to
                     Section 4 of the Plan, selected to participate in the Plan and Non-Employee Directors eligible to participate in the Plan pursuant to Section 7 hereof.

           (r) "Plan" shall have the meaning set forth in Section 1 hereof.

           (s)       "Plan Year" shall mean PRT's fiscal year.

           (t) "PRT" shall have the meaning set forth in Section 1 hereof.

           (u) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

           (v) "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Sections 422(e) and 422(f), respectively, of the Code.

3.         Administration.

            The Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, adjusted, forfeited, exchanged, or surrendered or accelerated or an Option or Options may be repriced to a lower exercise price; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements, consistent with the terms and provisions of the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan, consistent with the terms and provisions of the Plan. The Committee shall consist of two or more persons who are intended to be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act.

4.  Eligibility.

            Awards may be granted to officers, other employees and consultants of the Company in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. In addition, Non-Employee Directors of the Company will be granted options as set forth herein.

5. Stock Subject to the Plan.

            (a) Number of Shares. The maximum number of shares of Common Stock reserved for issuance pursuant to the Plan shall be 4,302,000. All such shares of Common Stock shall be subject to equitable adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Common Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.

            (b) Equitable Adjustment. In the event that an extraordinary transaction or other event or circumstance affecting the Common Stock shall occur, including, but not limited to, any dividend or other distribution (whether in the form of cash, stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, sale of assets or other similar transaction or event, and the Committee determines that a change or adjustment in the terms of any Award is appropriate, then the Committee may, in its sole discretion, make such equitable changes or adjustments or take any other actions that it deems necessary or appropriate (which shall be effective at such time as the Committee in its sole discretion determines), including, but not limited to (A) causing changes or adjustments to any or all of (i) the number and kind of shares of stock or other securities or property which may thereafter be issued in connection with Awards (including Awards to Non-Employee Directors pursuant to Section 7 hereof), (ii) the number and kind of shares of stock or other securities or property issued or issuable in respect of outstanding Awards, (iii) the exercise price relating to any Award, and (iv) the limitation on Option grants pursuant to Section 6(a)(9) hereof, and (B) cancelling outstanding Awards in exchange for replacement awards or cash, it being understood that the Committee shall have the authority to cause different changes or adjustments to be made to any Awards held by Participants even if such Awards are identical and such Participants are similarly situated; further, provided, however, that with respect to Options which are intended by the Committee to remain Incentive Stock Options subsequent to any such adjustment, such adjustment shall be made in accordance with
Section 424 of the Code.

6.         Stock Options.

            Each Option granted pursuant to this Section 6 shall be evidenced by an Award Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Award Agreement shall comply with and be subject to the following terms and conditions, as applicable.

            (a) Stock Options

                (1) Number of Shares. Each Award Agreement shall state the number of shares of Common Stock to which the Option relates.

                (2) Type of Option. Each Award Agreement shall state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

                (3) Option Exercise Price. Each Award Agreement shall state the Option exercise price, which, except as provided in Section 6(a)(7)(B) below, or except as otherwise determined by the Committee, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant. The Option exercise price shall be subject to adjustment as provided in Section 5 hereof. Unless otherwise expressly stated in the Committee resolution expressly granting an Option, the date as of which the Committee adopts the resolution expressly granting an Option shall be considered the day on which such Option is granted.

                (4) Method and Time of Payment. The Option exercise price shall be paid in full, at the time of exercise, in cash (which may include cash received from the Company as compensation or cash borrowed from the Company), in shares of Common Stock having a Fair Market Value equal to such Option exercise price, in a combination of cash and Common Stock (or other consideration deemed acceptable by the Committee) or, in the sole discretion of the Committee, through a cashless exercise procedure.

                (5) Term and Exercisability of Options. Each Award Agreement shall provide that each Option shall become exercisable over a period determined by the Committee in its discretion; provided, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be not more than ten (10) years from the date of the grant of the Option, or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 6(a)(6) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of PRT, specifying the number of shares of Common Stock with respect to which the Option is being exercised, together with payment in full of the Option exercise price. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Secretary of PRT receives both the notification and such payment.

                (6) Termination. If a Participant's employment by the Company terminates, the Committee will have the exclusive authority to determine if and for how long, and under what conditions, such Option may be exercised after such termination; provided, however, that in no event will an Option continue to be exercisable beyond the expiration date of such Option; provided, further, that if an Award is of Incentive Stock Options, such Incentive Stock Options must be exercised within ninety
(90) days after any termination which is not a result of death or disability.

                (7) Incentive Stock Options. Options granted as Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 6.

                (A) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

                (B) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (x) the option exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

                (8) Nontransferability of Common Stock. Each Award Agreement shall provide that upon receipt of any shares of Common Stock acquired through the exercise of the Options granted hereby ("Option Shares") prior to an Initial Public Offering, the Participant shall execute a stockholders agreement (a "Stockholders Agreement") with respect to the shares of Common Stock to which such Option relates, in such form and containing such terms and conditions as the Committee shall from time to time approve, including, without limiting the forgoing, any restrictions on the transferability of such Option Shares.

                (9) Maximum Grant of Options. No Plan Participant may receive an Award or Awards of Options covering in excess of 200,000 shares of Common Stock in any Plan year.

                (10) Option Shares Holding Period. In each Award Agreement evidencing an Award granted to a Participant prior to an Initial Public Offering, the Participant receiving the Award shall covenant and agree to hold and not sell or otherwise dispose of any shares of Company Common Stock acquired through the exercise of the Options granted thereby ("Option Shares") for a period of not less than six months after the exercise of the Options under which such Option Shares were acquired; provided that any Option Shares acquired after an Initial Public Offering shall be freely transferrable upon receipt of such Option Shares, subject to applicable law.

                (11) Right of First Refusal. If, prior to an Initial Public Offering, a Participant shall determine to sell any Option Shares after the end of any applicable holding period, the Company shall have a right of first refusal to repurchase any such Option Shares at the Fair Market Value of the Option Shares at the time the Participant so determines to sell such Option Shares; provided, that the Company shall be under no obligation to repurchase such Option Shares.

7.         Non-Employee Director Options.

           Notwithstanding any other provision of the Plan to the contrary, the provisions of this Section 7 shall apply to and govern grants of Options to Non-Employee Directors. Except as set forth in this
Section 7, the other provisions of the Plan shall apply to grants of Options to Non-Employee Directors to the extent not inconsistent with this Section. The provisions of this Section 7 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

           (a) General. Non-Employee Directors shall receive Nonqualified Stock Options in accordance with this Section 7. The purchase price per share of Common Stock purchasable under Options granted to Non-Employee Directors shall be the Fair Market Value of such share on the date of grant. No Award Agreement with any Non-Employee Director may alter the provisions of this Section 7 and no Option granted to a Non-Employee Director may be subject to a discretionary acceleration of exercisability or vesting.

           (b) Initial Grant. As of August 1, 1996, each person who is then a Non-Employee Director (an "Initial Director") shall be granted automatically, without action by the Committee, an Option to purchase 3,000 shares of Common Stock.

           (c) Grants to New Non-Employees Directors. Each person who, after August 1, 1996, becomes a Non-Employee Director for the first time (a "Subsequent Director"), shall, at the time such director is elected and duly qualified, be granted automatically, without action by the Committee, an Option to purchase 3,000 shares of Common Stock.

           (d) Annual Grants to Continuing Directors. On the date of each annual meeting of stockholders of the Company, commencing with the 1997 annual meeting of stockholders, each continuing Initial Director shall be granted automatically, without action by the Committee, an Option to purchase 3,000 shares of Common Stock. On the date of each annual meeting of stockholders of the Company subsequent to a Subsequent Director's becoming a Non-Employee Director, each continuing Subsequent Director shall be granted automatically, without action by the Committee, an Option to purchase 3,000 shares of Common Stock, unless such Non-Employee Director received a grant pursuant to paragraph (c) above by reason of being elected a Non-Employee Director at such annual meeting.

           (e) Vesting. Each Option granted to a Non- Employee Director shall vest and become exercisable with respect to fifty percent (50%) of the shares of Common Stock subject thereto on the date of grant thereof and fifty percent (50%) of the shares of Common Stock subject thereto on the first anniversary of the date of grant thereof, provided that such Non-Employee Director shall have continually served as such from such date of grant through and on such anniversary date; provided, however, that each Option shall become immediately vested and exercisable in full upon the death of the Non-Employee Director. Sections 6(a)(5) and (6) hereof shall not apply to Options granted to Non-Employee Directors.

           (f) Duration. Subject to the immediately following sentence, each Option granted to a Non-Employee Director shall remain outstanding for a term of 10 years from the date of grant. Upon the cessation of a Non-Employee Director's membership on the Board for any reason, Options granted to such Non-Employee Director shall expire upon the earlier of
(i) three (3) years from the date of such cessation of Board membership or (ii) expiration of the term of the Option. The Committee may not provide for an extended exercise period beyond the periods set forth in this Section 7(f).

8.         General Provisions.

           (a) Compliance with Legal Requirements. The Plan and the granting and exercising of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental authority or agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock under any Award as the Company may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules and regulations.

           (b) Nontransferability. Awards shall not be transferable by a Participant other than by will or the laws of descent and distribution or, if then permitted by Rule 16b-3 under the Exchange Act, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

           (c) No Right To Continued Employment. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

           (d) Withholding Taxes. Where a Participant or other person is entitled to receive shares of Common Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Common Stock or cash pursuant to an Award hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares.

           Upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Company shall have the right to require the payment of the amount of any taxes which are required by law to be withheld with respect to such disposition.

           Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (a) tendering a cash payment; (b) authorizing the Company to withhold from the shares of Common Stock or cash otherwise payable to such Participant
(1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or
(2) cash in an amount less than or equal to the amount of the total withholding tax obligation; or (c) delivering to the Company previously acquired shares of Common Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation. A Participant's election to pay his or her withholding tax obligation (in whole or in part) by the method described in (b)(1) above is irrevocable once it is made, may be disapproved by the Committee and, if made by any director, officer or other person who is subject to Section 16(b) of the Exchange Act, must be made (x) only during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following the date of such release or (y) not less than six months prior to the date such Participant's withholding tax obligation arises.

           (e) Amendment and Termination of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval under applicable Delaware law or in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act shall be effective unless the same shall be approved by the requisite vote of the stockholder(s) of PRT. Notwithstanding the foregoing, subject to the other provisions of the Plan, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. The power to grant Options under the Plan will automatically terminate on July 31, 2006. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

           (f) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of stock covered by any Award until the date of the issuance of a certificate to him for such shares.

           (g) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of PRT.

           (h) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

           (i) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

           (j) Effective Date. The Plan has been adopted by the Board. After approval by the stockholders of PRT, the Plan shall become effective on August 1, 1996, which shall be the Effective Date.

           (k) Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

           (l) Interpretation. The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act, and all provisions hereof shall be construed in a manner to so comply.


                                Exhibit A

                        [FORM OF OPTION AGREEMENT]


                       STOCK OPTION AWARD AGREEMENT

                     AGREEMENT made on [           ], 19__  (the
"Date of Grant"), by and between PRT Group Inc., a Delaware corporation (the "Company") and [ ] (the "Executive"["Employee"] ["Consultant"]).

                     WHEREAS, the Company has adopted the PRT Group Inc. Amended and Restated 1996 Stock Incentive Plan (the
"Plan"); and

                     WHEREAS, the Company desires to grant to the Executive options under the Plan to acquire an aggregate of [ ] shares of common stock of the Company, par value $.01 per share (the "Stock"), on the terms set forth herein.

                     NOW, THEREFORE, the parties hereby agree as follows:

                     1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

                     2. Grant of Options. The Executive is hereby granted options (the "Options") to purchase an aggregate of [ ] shares of Stock, pursuant to the terms of this Agreement and the provisions of the Plan. The Options are intended to constitute [Incentive][Nonqualified] Stock Options.

                     3. Option Price. The initial exercise price per share of the Options shall be $_____, subject to adjustment in accordance with the Plan.

                     4. Conditions to Exercisability. The Options shall vest and become exercisable with respect to ____ percent (__%) of the shares subject thereto on each of the first _______ anniversaries of the Date of Grant, so long as the Executive continues to be employed by the Company or any of its subsidiaries on such dates. In the event of death or permanent disability of the Executive, all Options shall vest immediately. In the event of approved retirement or partial disability of the Executive, all Options shall vest upon the earlier of (i) ninety (90) days or (ii) the regular vesting schedule set forth above. In the event the Executive's employment is terminated other than as a result of the death or permanent or partial disability or approved retirement of the Executive, all unvested Options shall be forfeited.

                     5. Period of Options. The Options shall expire on the earliest to occur of:

                               (a)  the tenth anniversary of the Date of
Grant [five years in the case of 10% holders];

                               (b) the date of the Executive's
termination of employment with the Company or any of its subsidiaries for Cause;

                               (c) the first anniversary of the
Executive's death or termination of employment with the Company or any of its subsidiaries by reason of disability of the Executive or approved retirement; and

                               (d)  the first anniversary of the
Executive's termination of employment with the Company or any of its subsidiaries for any other reason;

provided, that if the Options granted hereunder are Incentive Stock Options, such Options must be exercised within ninety (90) days after any termination which is not a result of death or disability.

[THE FOLLOWING SECTION 5A MAY BE ADDED TO CERTAIN
INDIVIDUAL AWARD AGREEMENTS AS DETERMINED BY THE
COMMITTEE.]

                     [5A. Change in Control. Notwithstanding any other provision of the Plan or this Agreement to the contrary, if, [after an Initial Public Offering and] while this Award remains outstanding under the Plan, a Change in Control (as defined below) of PRT shall occur, then all Options granted under this Award Agreement that are outstanding at the time of such Change in Control shall become immediately exercisable in full, without regard to the years that have elapsed from the date of grant, and, at the option of the Committee, such Options may be cancelled in exchange for a cash payment or a replacement award of equivalent value.

                     For purposes of this Section 5A, a "Change in Control" of PRT shall occur upon the happening of the earliest to occur of the following:

                     (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) PRT, (2) any trustee or other fiduciary holding securities under an employee benefit plan of PRT or (3) any corporation owned, directly or indirectly, by the stockholders of PRT in substantially the same proportions as their ownership of the common stock of PRT), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of PRT (not including in the securities beneficially owned by such person any securities acquired directly from PRT or its affiliates [or in an Initial Public Offering]) representing [ ]% or more of the combined voting power of PRT's then outstanding voting securities;

                     (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board (such board of directors being referred to herein as the "PRT Board"), and any new director (other than a director designated by a person who has entered into an agreement with PRT to effect a transaction described in clause (i), (iii) or (iv) of this Section 5A) whose election by the PRT Board or nomination for election by PRT's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (other than approval given in connection with an actual or threatened proxy or election contest), cease for any reason to constitute at least [70]% of such PRT Board;

                     (iii) the stockholders of PRT approve a merger or consolidation of PRT with any other corporation, other than
           (A) a merger or consolidation which would result in the voting securities of PRT outstanding immediately prior thereto continuing to represent (either by remaining outstanding without conversion or by being converted into voting securities of the surviving or parent entity) [ ]% or more of the combined voting power of the voting securities of PRT or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of PRT (or similar transaction) in which no "person" (as hereinabove defined) acquires [ ]% or more of the combined voting power of PRT's then outstanding securities; or

                     (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).]

                     6. Exercise of Options. Options shall be exercised in the following manner: the Executive shall deliver to the Company written notice specifying the number of shares of Stock that he elects to purchase. The Executive must include with such notice full payment of the exercise price for the Stock being purchased pursuant to such notice. The exercise price shall be paid in full at the time of exercise. The exercise price may be paid in cash or by check; by the tender by the Executive to the Company of shares of Common Stock outstanding prior to the receipt of the Option Shares (as defined below) by the Executive; or a combination of any of the foregoing, in an amount having a combined value equal to such exercise price. The value of any Stock tendered pursuant to the preceding sentence shall be the Fair Market Value of such Stock as of the last trading day prior to the date of exercise.

                     Upon the delivery of shares of Stock acquired pursuant to the exercise of Options, the Company shall have the right to require the payment of the amount of any taxes that are required by law to be withheld with respect to such delivery.

                     The Executive shall not be deemed to be a holder of any shares of Stock pursuant to exercise of Options until the date of the issuance of a stock certificate to him for such shares and until such shares are paid for in full.

                     7. Holding Period. The Executive covenants and agrees to hold and not sell or otherwise dispose of any shares of Company Common Stock acquired through the exercise of the Options granted hereby ("Option Shares") for a period of not less than six months after the exercise of the Options under which such Option Shares were acquired; provided that any Option Shares acquired after an Initial Public Offering shall be freely transferrable upon receipt of such Option Shares, subject to applicable law.

                     8. Right of First Refusal. If the Executive shall determine to sell any Option Shares after the end of any applicable holding period, the Company shall have a right of first refusal to repurchase any such Option Shares at the Fair Market Value of the Option Shares at the time the Executive so determines to sell such Option Shares; provided, that the Company shall be under no obligation to repurchase such Option Shares.

                     9. Stockholders Agreement. Prior to or upon receipt of any Option Shares hereunder prior to an Initial Public Offering, the Executive covenants and agrees to enter into a Stockholders Agreement relating to such Option Shares in such form and containing such terms and conditions as the Committee shall from time to time approve, including, without limiting the forgoing, any restrictions on the transferability of such Option Shares.

                     10. Representations. The Company represents and warrants that this Agreement has been authorized by all necessary corporate action of the Company and is a valid and binding agreement of the Company enforceable against them in accordance with its terms.

                     The Executive represents and warrants that he is not a party to any agreement or instrument that would prevent him from entering into or performing his duties in any way under this Agreement.

                     11. Entire Agreement. This Agreement and the Plan contain all the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Executive represents that, in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth therein made by the Company with regard to the subject matter, bases or effect of this Agreement or otherwise.

                     12. Amendment or Modification, Waiver. Except as set forth in the Plan, no provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Executive and by a duly authorized officer of the Company. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

                     13. Notices. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:


                     To Executive at:






                     To the Company at:

                     PRT Group Inc.
                     342 Madison Avenue
                     New York, New York 10173
                     Attn:  Corporate Secretary

                     Any notice delivered personally or by courier under this Section 13 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

                     14. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

                     15. Survival. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

                     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws principles.

                     17. Headings. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

                     18. Construction. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated herein as provisions of this Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Agreement shall govern. By signing this Agreement, the Executive confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

                     19. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     20. Confidentiality. The provisions, terms and conditions of this Agreement shall be held confidential by the parties hereto.


                     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            PRT GROUP INC.


                                            By:
                                            Name:
                                            Title:



                                            By:
                                            Name: